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                                                                   EXHIBIT 1.1






                             _______________ SHARES


                                  DIGITAS INC.

                     COMMON STOCK, $0.01 PAR VALUE PER SHARE







                             UNDERWRITING AGREEMENT










February __, 2000
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                                                               February __, 2000



Morgan Stanley & Co. Incorporated
Deutsche Banc Alex. Brown
Salomon Smith Barney
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
c/o Morgan Stanley & Co.
    Incorporated
    1585 Broadway
    New York, New York  10036

Dear Sirs and Mesdames:

     Digitas Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to the several Underwriters named in Schedule II hereto (the "UNDERWRITERS"), and Hellman & Friedman Capital Partners III, L.P., H&F Orchard Partners III, L.P., H&F International Partners III, L.P., Squam Lake Investors, III L.P. and Sunapee Securities, Inc. (together, the "SELLING SHAREHOLDERS") severally propose to sell to the several Underwriters, an aggregate of _______________ shares of the Common Stock, $0.01 par value per share of the Company (the "FIRM SHARES"), of which _____________ shares are to be issued and sold by the Company and _____________ shares are to be sold by the Selling Shareholders, each Selling Shareholder selling the amount set forth opposite such Selling Shareholder's name in Schedule I hereto.

     The Company also proposes to issue and sell to the several Underwriters not more than an additional ______________ shares of its Common Stock, $0.01 par value per share (the "ADDITIONAL SHARES") if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "SHARES". The shares of Common Stock, $0.01 par value per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "COMMON STOCK". The Company and the Selling Shareholders are hereinafter sometimes collectively referred to as the "SELLERS".

     The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement, including a prospectus, relating to the Shares. The
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registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), is hereinafter referred to as the "REGISTRATION STATEMENT"; the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "PROSPECTUS". If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "REGISTRATION STATEMENT" shall be deemed to include such Rule 462 Registration Statement.

     It is understood and agreed that immediately prior to the closing of the above-mentioned offering of the Firm Shares, DGT Merger Corp., a Massachusetts corporation and a wholly owned subsidiary of the Company, will be merged with and into Bronner Slosberg Humphrey Co., a Massachusetts Business Trust (the "Trust"), with the Trust being the surviving entity (the "Merger"). The Merger will be accomplished on the terms and conditions set forth in that certain Agreement and Plan of Merger, dated as of [the date hereof], by and between the Company, DGT and the Trust (the "Merger Agreement"). Upon the effectiveness of the Merger, the Trust will become a wholly owned subsidiary of the Company, and all shares of capital stock or options to purchase capital stock in the Trust will be canceled and converted into the right to receive capital stock or options to purchase capital stock in the Company, on the terms set forth in the Merger Agreement.

     Salomon Smith Barney Inc. has agreed to reserve a portion of the Shares to be purchased by it under this Agreement for sale to the Company's directors, officers, employees and business associates and other parties related to the Company (collectively, "Participants"), as set forth in the Prospectus under the heading "Underwriters" (the "Directed Share Program"). The Shares to be sold by Salomon Smith Barney Inc. and its affiliates pursuant to the Directed Share Program are referred to hereinafter as the "Directed Shares." Any Directed Shares not orally confirmed for purchase by any Participants by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

     1. Representations and Warranties of the Company. The Company represents
        ---------------------------------------------
and warrants to and agrees with each of the Underwriters that:

          (a) The Registration Statement has become effective, or in the case of a Rule 462 Registration Statement, will become effective upon filing; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) The Registration Statement, when it became effective, did not contain and, as amended, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus



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     comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, or any amendment thereto, or the Prospectus, or any supplement thereof, based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and the Trust (considered as one entity) and its subsidiaries, taken as a whole; and the Trust has been duly organized and is validly existing as a Massachusetts Business Trust in good standing under the laws of the Commonwealth of Massachusetts, with the power to own its properties and conduct its business as described in the Prospectus, and is duly qualified for the transaction of business and is in good standing under the laws of each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and the Trust (considered as one entity) and its subsidiaries, taken as a whole.

          (d) Each subsidiary of the Company or the Trust has been duly incorporated, is validly existing as a corporation or business trust in good standing under the laws of the jurisdiction of its incorporation or formation, has the corporate or similar power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and the Trust (considered as one entity) and its subsidiaries, taken as a whole; all of the issued shares of capital stock or other equity interests of each subsidiary of the Company or the Trust have been duly and validly authorized and issued, are fully paid and non-assessable (in the case of corporate subsidiaries) and are owned directly or indirectly by the Company or the Trust, free and clear of all liens, encumbrances, equities or claims.


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          (e) This Agreement has been duly authorized, executed and delivered by the Company and the Trust.

          (f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

          (g) The shares of Common Stock (including the Shares to be sold by the Selling Shareholders) outstanding prior to the issuance of the Shares to be sold by the Company (after giving effect to the Merger) have been duly authorized and are validly issued, fully paid and non-assessable.

          (h) The Shares to be sold by the Company have been duly authorized and, when issued and delivered against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

          (i) The execution and delivery by the Company of, and the performance by the Company and the Trust of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company, the Limited Liability Company Agreement of the Trust or any agreement or other instrument binding upon the Company or the Trust or any of its subsidiaries that is material to the Company and the Trust (considered as one entity) and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or the Trust or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or the Trust of its obligations under this Agreement, except the registration of the Shares under the Securities Act or such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (j) Since the respective dates as of which information is given in the Registration Statement or the Prospectus, there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and the Trust (considered as one entity) and its subsidiaries, taken as a whole, from the description thereof set forth in the Prospectus (exclusive of any amendments or supplements to the Registration Statement and/or the Prospectus subsequent to the date of this Agreement).

          (k) There are no legal or governmental proceedings pending or, to the Company's and the Trust's knowledge, threatened to which the Company and the Trust or any of its subsidiaries is a party or to which any of the properties of the Company and the Trust or any of their subsidiaries is subject that are required to be described in the



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     Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (l) Each prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          (m) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (n) The Company and the Trust and their subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and the Trust (considered as one entity) and its subsidiaries, taken as a whole.

          (o) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and the Trust (considered as one entity) and its subsidiaries, taken as a whole.

          (p) There are no contracts, agreements or understandings between the Company or the Trust and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement, which contract, agreement or understanding has not been disclosed in the Registration Statement and the provisions of which have not been complied with or waived in respect of this Offering.




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          (q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as disclosed in the Registration Statement or the Prospectus with respect to the Merger, (1) the Company and the Trust (considered as one entity) and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Trust has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and the Trust and its subsidiaries, except in each case as described in the Prospectus.

          (r) The Company and the Trust or one of their subsidiaries has good title in fee simple to all real property and good title to all personal property owned by them which is material to the business of the Company and the Trust and their subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Trust and their subsidiaries; and any real property and buildings held under lease by the Company and the Trust and their subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Trust and their subsidiaries, in each case except as described in the Prospectus.

          (s) Other than as set forth in the Prospectus, the Company and the Trust and their subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and none of the Company, the Trust nor any of their subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse affect on the Company and the Trust (considered as one entity) and their subsidiaries, taken as a whole.

          (t) No material labor dispute with the employees of the Company and the Trust or any of their subsidiaries exists, except as described in the Prospectus, or, to the knowledge of the Company and the Trust, is imminent; and neither the Company nor the Trust is aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a



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     material adverse effect on the Company and the Trust (considered as one entity) and their subsidiaries, taken as a whole.

          (u) The Company, the Trust and their subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; none of the Company, the Trust nor any of their subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Prospectus.

          (v) The Company, the Trust and their subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except to the extent failure to have the same would not have a material adverse effect on the Company and the Trust (considered as one entity) and its subsidiaries, taken as a whole, and none of the Company, the Trust nor any of their subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which proceedings, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and the Trust (considered as one entity) and its subsidiaries, taken as a whole, except as described in the Prospectus.

          (w) The Company and the Trust and each of their subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (x) To the Company's knowledge, the accountants who have certified or shall certify the financial statements filed or to be filed with the Commission as part of the Registration Statement and the Prospectus are independent accountants as required by the Securities Act and the rules and regulations thereunder. The consolidated financial statements of the Company (together with the related notes thereto) included in the Registration Statement present fairly the financial position and results of operations of the Company at the respective dates and for the respective periods to which they apply,



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     subject to normal year-end adjustments. Such consolidated financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as otherwise stated therein. The pro forma financial information of the Company included in the Registration Statement has been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, has been properly compiled on the bases described therein and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (y) The Shares have been approved for listing on the Nasdaq National Market.

          (z) The Registration Statement, the Prospectus and any preliminary prospectus comply, and any amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program.

          (aa) No consent, approval, license, authorization or order of, or registration or qualification with, any governmental body or agency or court, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered.

          (bb) Neither the Company nor the Trust has offered, or caused the Underwriters or their affiliates to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence
     (i) a customer or supplier of the Company or the Trust to alter the customer's or supplier's level or type of business with the Company or the Trust, or (ii) a trade journalist or publication to write or publish favorable information about the Company or the Trust or its products.

          (cc) The Trust has reviewed its operations and that of its subsidiaries to evaluate the extent to which the business or operations of the Trust or any of its subsidiaries has been affected by the Year 2000 Problem (that is, any significant risk that computer hardware or software applications used by the Trust and its subsidiaries will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000); as a result of such review, (i) the Trust has no reason to believe, and does not believe, that (A) there are any issues related to the Trust's preparedness to address the Year 2000 Problem that are of a character required to be described or referred to in the Registration Statement or Prospectus which have not been accurately described in the Registration Statement or Prospectus and (B) the Year 2000 Problem has had or will have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Trust and its subsidiaries, taken as a whole, or result in any



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     material loss or interference with the business or operations of the
     Company and the Trust (considered as one entity) and its subsidiaries, taken as a whole; and (ii) the Trust reasonably believes, after due inquiry, that the suppliers, vendors, customers or other material third parties used or served by the Company and the Trust and such subsidiaries have addressed, are addressing or will address the Year 2000 Problem in a timely manner, except to the extent that a failure to address the Year 2000 Problem by any supplier, vendor, customer or material third party would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and the Trust (considered as one entity) and its subsidiaries, taken as a whole.

          (dd) To the knowledge of the Trust and the Company, no officer or director of the Company or the Trust is in breach or violation of any employment agreement, non-competition agreement, confidentiality agreement, or other agreement restricting the nature or scope of employment to which such officer or director is a party, and, to the knowledge of the Company and the Trust, the conduct of the Company's business, as described in the Registration Statement and Prospectus, will not result in a breach or violation of any such agreement.

          (ee) There are no outstanding options to acquire shares of capital stock of the Company except as disclosed in the Registration Statement and
     the Prospectus and except as have been granted under the [       ].

          (ff) There are no outstanding warrants to acquire shares of capital stock of the Company except as disclosed in the Registration Statement and
     the Prospectus and except as have been granted under the [       ].

          (gg) The Merger Agreement is in full force and effect, has been duly authorized, executed and delivered by the Company and the Trust, and is valid and binding on the Company and the Trust in accordance with its terms, with neither party in default thereunder.

     2. Representations and Warranties of the Selling Shareholders. Each of the
        ----------------------------------------------------------
Selling Shareholders, severally and not jointly represents and warrants to and agrees with each of the Underwriters that:

          (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

          (b) The execution of and delivery by or on behalf of such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Shareholder and American Stock Transfer & Trust Company, as Custodian, relating to the deposit of the



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     Shares to be sold by such Selling Shareholder (the "CUSTODY AGREEMENT") and the Power of Attorney appointing certain individuals as such Selling Shareholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "POWER OF ATTORNEY") will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states, the Securities Act or the NASD Rules in connection with the offer and sale of the Shares.

          (c) Such Selling Shareholder has, and on the Closing Date will have, valid title to the Shares to be sold by such Selling Shareholder and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder.

          (d) The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and are valid and binding agreements of such Selling Shareholder.

          (e) Upon sale and delivery of and payment for the Shares to be sold by such Selling Shareholder pursuant to this Agreement, title to such Shares will pass free and clear of any security interests, claims, liens, equities and other encumbrances other than any such security interest, claim, lien equity or encumbrance created by or resulting from an action taken by an Underwriter.

          (f) The information in the Prospectus which specifically relates to such Selling Shareholder which has been furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendments or supplements thereto does not on the date of the execution of this Agreement or will not on the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3. Agreements to Sell and Purchase. Each Seller, severally and not jointly,
        -------------------------------
hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter

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stated, agrees, severally and not jointly, to purchase from such Seller at
$______ a share (the "PURCHASE PRICE") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to _______________ Additional Shares at the Purchase Price. If you, on behalf of the Underwriters, elect to exercise such option, you shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

     The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated ("Morgan Stanley") on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus,
(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing or (C) transactions by any person other than the Company relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the offering of the Shares.

     Each Selling Shareholder hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that if the last reported sale price of the Common Stock per share is at least twice the price per share of the Common Stock sold hereunder for 20 out of the 30 consecutive trading days ending on the trading day immediately preceding the 90th day after the date of the Prospectus, then the foregoing restrictions shall be earlier released with respect to 33% of the shares of Common Stock held by such Selling Shareholder on the date hereof on the later to occur of (a) the 90th day after the date of the Prospectus if the Company makes its first post-offering public release of its quarterly or annual earnings results during the period beginning on the eleventh trading day after the date of the Prospectus and ending on the day prior to the 90th day after the date of the Prospectus, or (b) the second trading day after the first public release of the Company's quarterly or annual results occurring on or after the 90th day after the date of the Prospectus if the Company does not make its first post-offering public release as set forth in the foregoing clause (a). Notwithstanding the foregoing, (a) gifts and transfers by will or intestacy or
(b) transfers to (A) such Selling Shareholder's members, partners, affiliates or immediate family or (B) a trust, the beneficiaries of which are such Selling Shareholder and/or members of such Selling Shareholder's immediate family, shall not be prohibited by this Agreement; provided that (x) the donee or transferee agrees in writing to be bound by the foregoing in the same manner as it applies to such Selling Shareholder (and a copy of such agreement is delivered to Morgan Stanley) and (y) if the donor or transferor is a reporting person subject to
Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), any gifts or transfers made in accordance with this paragraph shall not require such person to, and such person shall not voluntarily, file a report of such transaction on Form 4 under the Exchange Act. "Immediate family" shall mean spouse, lineal descendants, father, mother, brother, sister or first cousin of the transferor and father, mother, brother or sister of the transferor's spouse. In addition, the restrictions contained in clauses (i) and (ii) above shall not apply to (a) transactions entered into with the prior written consent of Morgan Stanley on behalf of the Underwriters, or (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering. Such Selling Shareholder further agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, he, she or it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

     4. Terms of Public Offering. The Sellers are advised by you that the
        ------------------------
Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Sellers are further advised by you that the Shares are to be offered to the public initially at $_____________ per share (the "PUBLIC OFFERING PRICE") and to certain dealers selected by you at a price that represents a concession not in excess of $______ per share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $_____ per share, to any Underwriter or to certain other dealers.

     5. Payment and Delivery. Payment for the Firm Shares to be sold by each
        --------------------
Seller shall be made to such Seller in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on ____________, 2000, or at such other time on the same or such other date, not later than _________, 2000, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE".

     Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the notice described in
Section 3 or at such other time on the same or on such other date, in any event not later than _______, 2000, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "OPTION CLOSING DATE".

     Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

     6. Conditions to the Underwriters' Obligations. The obligations of the
        -------------------------------------------
Sellers to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than [__________] (New York City time) on the date hereof.

     The several obligations of the Underwriters are subject to the following further conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 6(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

          The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

          (c) The Underwriters shall have received on the Closing Date an opinion of Goodwin, Procter & Hoar LLP, outside counsel for the Company, dated the Closing Date, to the effect that:

               (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing under the laws of the Commonwealth of Massachusetts, the State of New York and [_______________], which are the only jurisdictions in the United States in which the Company owns or leases real property or maintains an office;

               (ii) each subsidiary of the Company has been duly incorporated or formed, is validly existing as a corporation or business trust in good standing under the laws of the jurisdiction of its incorporation or formation, has the corporate or similar power to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing under the laws of the Commonwealth of Massachusetts, the State of New York and [____________];

               (iii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

               (iv) the shares of Common Stock (including the Shares to be sold by the Selling Shareholders) outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable;

               (v) all of the issued shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (in the case of corporate subsidiaries) and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (vi) the Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive rights, or, to the best of such counsel's knowledge, similar rights;

               (vii) this Agreement has been duly authorized, executed and delivered by the Company;

               (viii) the execution and delivery by the Company, and the performance by the Company of its obligations under, this Agreement will not result in a violation of any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, result in a breach or violation of or cause a default under any agreement or other instrument binding upon the Company or any of its subsidiaries that is filed as an exhibit to the Registration Statement or identified by counsel to the Underwriters and identified on a schedule to such opinion, or, to the best of such counsel's knowledge, result in a violation of any judgment, order or decree, known to such counsel, of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except the registration under the Securities

          Act of the Shares or such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

               (ix) the statements (A) in the Prospectus under the captions "Description of Capital Stock" and "Underwriters" (but only with respect to the description of this Agreement set forth therein) and
          (B) in the Registration Statement in Items 14 and 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

               (x) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

               (xi) the Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

               (xii) such counsel is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) appears on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (ix) of this Section 6(c).

               Such counsel shall also state that counsel has participated in the preparation of the Registration Statement and Prospectus and has participated in discussions with the Representatives, counsel for the Underwriters, and representatives of the Company and its accountants. On the basis of the information such counsel has gained in the course of the performance of the services referred to above, such counsel shall confirm to you that nothing that came to such counsel's attention in the course of such review has caused them to believe that the Registration Statement or any amendment thereto contains any untrue statement of material fact or omits any material fact required to be stated therein or necessary to make the statements therein not misleading, or that, as of its date, the Prospectus and any amendments thereto, contained any untrue statement of a material fact or omitted any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that either the Registration Statement or the Prospectus and any amendments thereto contained any untrue statement of a material fact or omitted any material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel shall state that they do not know of any amendment to the Registration Statement required to be filed.

               Also, such counsel need not make any statement as to the financial statements, other financial, operating, statistical or accounting data and related schedules contained in the Registration Statement or Prospectus.

          (d) The Underwriters shall have received on the Closing Date an opinion of McDermott, Will & Emery, counsel for Squam Lake Investors, III L.P. ("Squam") and Sunapee Securities, Inc. ("Sunapee"), dated the Closing Date, to the effect that:

               (i) this Agreement has been duly authorized, executed and delivered by or on behalf of Squam and Sunapee;

               (ii) the execution and delivery by Squam and Sunapee of, and the performance by Squam and Sunapee of their obligations under this Agreement and the Custody Agreement and Power of Attorney will not contravene any provision of applicable law, or, to the best of such counsel's knowledge, any agreement or other instrument binding upon Squam or Sunapee or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over Squam or Sunapee, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by Squam and Sunapee of their obligations under this Agreement or the Custody Agreement or Power of Attorney, except such as may be required by the Securities Act, the securities or Blue Sky laws of the various states or NASD Rules in connection with offer and sale of the Shares (as to none of which such counsel need opine);

               (iii) to the best of such counsel's knowledge, as of the time immediately preceding the time of delivery of the Shares to be sold by them to the Underwriters, Squam and Sunapee had valid title to the Shares to be sold by them and the full right, power, and authority to enter into this Agreement and the Custody Agreement and Power of Attorney and to sell, transfer and deliver the Shares to be sold by them;

               (iv) the Custody Agreement and the Power of Attorney of Squam and Sunapee have been duly authorized, executed and delivered by them and are valid and binding agreements of them; and

               (v) upon payment pursuant to this Agreement for the Shares, delivery of the Shares to be sold by Squam and Sunapee as directed by the Underwriters to Cede & Co., or another nominee as may be designated by Depository Trust Company ("DTC"), and assuming that neither DTC nor any such Underwriter has any "notice of an adverse claim" (as defined in Section 8-105 of the UCC)) to the Shares, (A) DTC shall be a "protected purchaser" of such Shares within the meaning of Section 8-303 of the Uniform Commercial Code, as in effect in The Commonwealth of Massachusetts (the "UCC"); (B) under Section 8-501 of the UCC, each Underwriter will acquire a valid "security entitlement" (as defined in Section 8-102 of the UCC) to the Shares being so purchased on behalf of such Underwriter, and (C) to the extent governed by the UCC, no action based on any "adverse claim" (as defined in Section 8-102 of the UCC) to the Shares (or security entitlement with respect thereto) may properly be asserted against the Underwriters with respect to such security entitlement.

          (e) The Underwriters shall have received on the Closing Date an opinion of Wachtell, Lipton, Rosen & Katz, counsel for Hellman & Friedman Capital Partners III, L.P., H&F Orchard Partners III, L.P. and H&F International Partners III, L.P.(each an "H&F Seller" and collectively the "H&F Sellers"), dated the Closing Date, to the effect that:

               (i) this Agreement has been duly authorized, executed and delivered by or on behalf of each of the H&F Sellers;

               (ii) the execution and delivery by each of the H&F Sellers of their obligations under, this Agreement and the Custody Agreement and Power of Attorney of each of the H&F Sellers will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of any of the H&F Sellers (if such Selling Shareholder is a corporation), or, to the best of such counsel's knowledge, any agreement or other instrument binding upon any of the H&F Sellers or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over any of the H&F Sellers, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by each of the H&F Sellers of their obligations under this Agreement or the Custody Agreement or Power of Attorney, except such as may be required by the securities or Blue Sky laws of the various states in connection with offer and sale of the Shares;

               (iii) Each of the H&F Sellers have valid title to the Shares to be sold by each of them and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and Power of Attorney and to sell, transfer and deliver the Shares to be sold by each of them;

               (iv) the Custody Agreement and the Power of Attorney of each of the H&F Sellers have been duly authorized, executed and delivered by each of the H&F Sellers, respectively, and are valid and binding agreements of each of the H&F Sellers; and

               (v) upon sale and delivery of and payment for the Shares to be sold by each of the H&F Sellers pursuant to this Agreement, title to such Shares will pass free and clear of any security interests, claims, liens, equities and other encumbrances other than any such security interest, claim, lien, equity or encumbrance created by or resulting from an action taken by an Underwriter.

          (f) The Underwriters shall have received on the Closing Date an opinion of Ropes & Gray, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 6(c)(vi), 6(c)(vii), 6(c)(ix) (but only as to the statements in the Prospectus under "Description of Capital Stock" and "Underwriters") and 6(c)(xii) above.

          With respect to Section 6(c)(xii) above, Goodwin, Procter & Hoar LLP and Ropes & Gray may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to Section 6(c) above, Goodwin, Procter & Hoar LLP may rely upon an opinion or opinions of counsel for any Selling Shareholders and, with respect to factual matters and to the extent such counsel deems appropriate, upon the representations of each Selling Shareholder contained herein and in the Custody Agreement and Power of Attorney of such Selling Shareholder and in other documents and instruments; provided that (A) each such counsel for the Selling Shareholders is satisfactory to your counsel, (B) a copy of each opinion so relied upon is delivered to you and is in form and substance satisfactory to your counsel, (C) copies of such Custody Agreements and Powers of Attorney and of any such other documents and instruments shall be delivered to you and shall be in form and substance satisfactory to your counsel and
     (D) Goodwin, Procter & Hoar LLP shall state in their opinion that they are justified in relying on each such other opinion.

          The opinions of Goodwin, Procter & Hoar LLP, Wachtell, Lipton, Rosen & Katz and McDermott, Will & Emery described in Sections 6(c), 6(d) and 6(e) above

     (and any opinions of counsel for any Selling Shareholder referred to in the immediately preceding paragraph) shall be rendered to the Underwriters at the request of the Company or one or more of the Selling Shareholders, as the case may be, and shall so state therein.

          (g) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from each of PricewaterhouseCoopers, LLP and Arthur Andersen LLP independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          (h) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

          (i) The Merger shall have been consummated as contemplated by the Prospectus.

     The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

     7. Covenants of the Company. In further consideration of the agreements of
        ------------------------
the Underwriters herein contained, the Company covenants with each Underwriter as follows:

          (a) To furnish to you, without charge, 6 signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in
     Section 7(c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

          (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) To refrain from releasing any of the officers, directors or beneficial owners of common stock from the "lock-up" agreements referenced in Section 6(f) above.

          (e) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

          (f) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending March 31, 2001, that satisfies the provisions of
     Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

          (g) To place stop transfer orders on any Directed Shares that have been sold to Participants subject to the three month restriction on sale, transfer, assignment, pledge or hypothecation imposed by NASD Regulation, Inc. under its Interpretative Material 2110-1 on free-riding and withholding to the extent necessary to ensure compliance with the three month restrictions.

          (h) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the National Association of Securities Dealers, Inc. (the "NASD") or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. Salomon Smith Barney Inc. will notify the Company as to which Participants will need to be so restricted. The Company will direct the removal of such transfer restrictions upon the expiration of such period of time.

          (i) To comply with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

     8. Expenses. Whether or not the transactions contemplated in this Agreement
        --------
are consummated or this Agreement is terminated, (A) the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all fees and expenses of counsel to the Underwriters incurred on behalf of, or disbursements by, Morgan Stanley in its capacity as "qualified independent underwriter", (vi) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the Nasdaq National Market, (vii) the cost of printing certificates representing the Shares, (viii) the costs and charges of any transfer agent, registrar or depositary, (ix) all expenses in connection with any offer and sale of the Shares outside of the United States, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with offers and sales outside of the United States, (x) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company or the Trust, travel and lodging expenses of the representatives and officers of the Company or the Trust and any such consultants, and the cost of any aircraft chartered in connection with the road show, (xi) all other costs and expenses incident to the performance of the obligations of the Company and the Trust hereunder for which provision is not otherwise made in this Section,
(xii) all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program; and (B) the Selling Shareholders agree to pay or cause to be paid all of the expenses incident to the performance of their obligations under this Agreement, including any fees, disbursements and expenses of their respective counsel. It is understood, however, that except as provided in this Section, Section 9 entitled "Indemnity and Contribution", and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

     The provisions of this Section shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

     9.   Indemnity and Contribution.
          --------------------------

          (a) The Company and the Trust will jointly and severally indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          The Company and the Trust also jointly and severally agree to indemnify and hold harmless Morgan Stanley and each person, if any, who controls Morgan Stanley within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of Morgan Stanley's participation as a "qualified independent underwriter" within the meaning of Rule 2720 of the National Association of Securities Dealers' Conduct Rules in connection with the offering of the Common Stock, except for any losses, claims, damages, liabilities, and judgments resulting from Morgan Stanley's, or such controlling person's, willful misconduct.

          The Company also agrees to indemnify and hold harmless Morgan Stanley and each person, if any, who controls Morgan Stanley within the meaning of either Section 15 of the Act, or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of Morgan Stanley's participation as a "qualified independent underwriter" within the meaning of Rule 2720 of the National Association of Securities Dealers' Conduct Rules in connection with the offering of the common stock, except for any losses, claims, damages, liabilities and judgments resulting from Morgan Stanley's, or such controlling person's, willful misconduct.

          (b) Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter, the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only with respect to information relating to each of the H&F Sellers, Squam and Sunapee furnished in writing by or on behalf of any of each of the H&F Sellers, Squam and Sunapee, respectively, expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto. In no event shall the liability of any Selling Shareholder for indemnification under this Section 9(b) exceed the proceeds, net of underwriting discounts and commissions, received by such Selling Shareholder in the Offering. This indemnity obligation will be in addition to any liability which the Selling Shareholders may otherwise have, but in no event will any Selling Shareholder's total liability under this Section 9(b) exceed the proceeds, net of underwriting discounts and commissions, received by such Selling Shareholder in the Offering.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either

     Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company or the Trust in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a), 9(b) or 9(c), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless
     (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of any Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such control persons of any Selling Shareholders, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Shareholders under the Powers of Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to Section 10 hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for Salomon Smith Barney Inc., the directors, officers, employees and agents of Salomon Smith Barney Inc., and all persons, if any, who control Salomon Smith Barney Inc. within the meaning of either the Act or the Exchange Act for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to Section 9(a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for Morgan Stanley in its capacity as "qualified independent underwriter" and all persons, if any, who control Morgan Stanley within the meaning of either Section 15 of the Act or
     Section 20 of the Exchange Act.

          (e) To the extent the indemnification provided for in Section 9(a), 9(b) or 9(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 9(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the

     Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

          (f) The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (g) The indemnity and contribution provisions contained in this
     Section 9 and the representations, warranties and other statements of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

     10.  Directed Share Program Indemnification.
          --------------------------------------

          (a) The Company agrees to indemnify and hold harmless Salomon Smith Barney Inc. and its affiliates and each person, if any, who controls Salomon Smith Barney Inc. or its affiliates within the meaning of either
     Section 15 of the Securities Act or Section 20 of the Exchange Act ("Salomon Smith Barney Inc. Entities"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant has agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of Salomon Smith Barney Inc. Entities.

          (b) In case any proceeding (including any governmental investigation) shall be instituted involving any Salomon Smith Barney Inc. Entity in respect of which indemnity may be sought pursuant to Section 10(a), the Salomon Smith Barney Inc. Entity seeking indemnity shall promptly notify the Company in writing and the Company, upon request of the Salomon Smith Barney Inc. Entity, shall retain counsel reasonably satisfactory to the Salomon Smith Barney Inc. Entity to represent the Salomon Smith Barney Inc. Entity and any other the Company may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Salomon Smith Barney Inc. Entity shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Salomon Smith Barney Inc. Entity unless (i) the Company shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Company and the Salomon Smith Barney Inc. Entity and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not, in respect of the legal expenses of the Salomon Smith Barney Inc. Entities in connection with any proceeding or related proceedings the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Salomon Smith Barney Inc. Entities. Any such firm for the Salomon Smith Barney Inc. Entities shall be designated in writing by Salomon Smith Barney Inc. The Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify the Salomon Smith Barney Inc. Entities from and against any loss or liability by reason of such settlement or judgment. The Company shall not, without the prior written consent of Salomon Smith Barney Inc., effect any settlement of any pending or threatened proceeding in respect of which any Salomon Smith Barney Inc. Entity is or could have been a party and indemnity could have been sought hereunder by such Salomon Smith Barney Inc. Entity, unless such settlement includes an unconditional release of the Salomon Smith Barney Inc. Entities from all liability on claims that are the subject matter of such proceeding.

          (c) To the extent the indemnification provided for in Section 10(a) is unavailable to a Salomon Smith Barney Inc. Entity or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Company, in lieu of indemnifying the Salomon Smith Barney Inc. Entity thereunder, shall contribute to the amount paid or payable by the Salomon Smith Barney Inc. Entity as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Salomon Smith Barney Inc. Entities on the other hand from the offering of the Directed Shares or (ii) if the allocation provided by clause 10(c)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 10(c)(i) above but also the relative fault of the Company on the one hand and of the Salomon Smith Barney Inc. Entities on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and of the Salomon Smith Barney Inc. Entities on the other hand in connection with the offering of the Directed Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Directed Shares (before deducting expenses) and the total underwriting discounts and commissions received by the Salomon Smith Barney Inc. Entities for the Directed Shares, bear to the aggregate Public Offering Price of the Shares. If the loss, claim, damage or liability is caused by an untrue or alleged untrue statement of a material fact, the relative fault of the Company on the one hand and the Salomon Smith Barney Inc. Entities on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the Company or by the Salomon Smith Barney Inc. Entities and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (d) The Company and the Salomon Smith Barney Inc. Entities agree that it would not be just or equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Salomon Smith Barney Inc. Entities were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 10(c). The amount paid or payable by the Salomon Smith Barney Inc. Entities as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by the Salomon Smith Barney Inc. Entities in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, no Salomon Smith Barney Inc. Entity shall be required to contribute any amount in excess of the amount by which the total price at which the Directed Shares distributed to the public were offered to the public exceeds the amount of any damages that such Salomon Smith Barney Inc. Entity has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Salomon Smith Barney Inc. Entity at law or in equity.

          (e) The indemnity and contribution provisions contained in this
     Section 10 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Salomon Smith Barney Inc. Entity or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Directed Shares.

     11. Termination. This Agreement shall be subject to termination by notice
         -----------
given by you to the Company or the Trust, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 10(a)(i) through 10(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

     12. Effectiveness; Defaulting Underwriters. This Agreement shall become
         --------------------------------------
effective upon the execution and delivery hereof by the parties hereto.

     If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 12 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you, the Company and the Selling Shareholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case either you or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Sellers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

     13. Counterparts. This Agreement may be signed in two or more counterparts,
         ------------
each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     14. Applicable Law. This Agreement shall be governed by and construed in
         --------------
accordance with the internal laws of the State of New York.

     15. Headings. The headings of the sections of this Agreement have been
         --------
inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                              Very truly yours,

                              DIGITAS INC.



                              By:
                                  ----------------------------------
                                  Name:
                                  Title:

                              BRONNER SLOSBERG HUMPHREY CO.



                              By:
                                  ----------------------------------
                                  Name:
                                  Title:



                              The Selling Shareholders
                              named in Schedule I hereto,
                              acting severally



                              By:
                                  ----------------------------------
                                  Attorney-in-Fact



Accepted as of the date hereof

Morgan Stanley & Co. Incorporated
Deutsche Banc Alex. Brown
Salomon Smith Barney
Banc of America Securities LLC
Bear, Stearns & Co. Inc.

Acting severally on behalf
of themselves and the
several Underwriters named
in Schedule II hereto.

By: Morgan Stanley & Co. Incorporated


     By:
         -----------------------------
         Name:
         Title:

                                                                      SCHEDULE I




                                                              NUMBER OF
                                                             FIRM SHARES
            SELLING SHAREHOLDER                              TO BE SOLD

Hellman & Friedman Capital Partners III, L.P.

H&F Orchard Partners III, L.P.

H&F International Partners III, L.P.

Squam Lake Investors, III L.P.

Sunapee Securities, Inc.



                                                           -------------
            Total ........
                                                           =============

                                                                     SCHEDULE II



                                                            NUMBER OF
                                                           FIRM SHARES
            UNDERWRITER                                  TO BE PURCHASED

Morgan Stanley & Co. Incorporated
Deutsche Banc Alex. Brown
Salomon Smith Barney
Banc of America Securities LLC
Bear, Stearns & Co. Inc.


[NAMES OF OTHER UNDERWRITERS]




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            Total ........
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

                                                                       EXHIBIT A



                            [FORM OF LOCK-UP LETTER]


                                                              ____________, 1999

Morgan Stanley & Co. Incorporated
Deutsche Banc Alex. Brown
Salomon Smith Barney
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, NY  10036

Dear Sirs and Mesdames:

     The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") proposes to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with Bronnercom Inc., a Delaware corporation (the "COMPANY"), providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley (the "UNDERWRITERS"), of ___ shares (the "SHARES") of the Common Stock $0.01 par value per share of the Company (the "COMMON STOCK").

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement or (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after




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

the completion of the Public Offering. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

     Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                    Very truly yours,


                                    _________________________
                                    (Name)

                                    _________________________
                                    (Address)




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